LIGHTHOUSE CONTRARIAN FUND

                               SEMI-ANNUAL REPORT













                                February 28, 1999

March 25, 1999

Dear Shareholder,

PERFORMANCE

THE LIGHTHOUSE CONTRARIAN FUND began on September 29, 1995, with an NAV of $12.00 and closed on March 24, 1999 at $10.45. A capital gains distribution of $0.01 was paid on December 31, 1998, bringing the total capital gains distribution since inception to $0.95. The annualized total return from inception through March 24, 1999 was 2.16%. The total return for the 12 month period ended February 28, 1999 was -32.68%.

INVESTING MADE SIMPLE

The beauty of today's stock market is its utter simplicity. Buy an index fund, a handful of leading technology stocks, a few Internet stocks and you're all set. The rest of the investment universe is simply a waste of time. You can cut out the overpaid portfolio manager and replace him with a cost efficient computer. Buy your stocks online and save on brokerage commissions. If 20% returns aren't high enough, quit your job and day trade.

Don't be frightened by record valuations for the market's "leaders". Large size and liquidity are all that matter. An eager baby boomer or foreign investor will always be willing to buy your stock at a higher price.

Best of all, above-average returns come relatively risk-free. After all, inflation is dead, interest rates will stay low, and the business cycle has been buried. The largest technology trees (Dell, Cisco, Microsoft, et. al.) face little competition and will grow to the sky. The Internet is not only the greatest invention since the printing press, but a perpetual money machine for investors. Bear markets are all but impossible with Alan Greenspan ready and willing to step in and save the day.

No, this is not an E*Trade commercial. In our view, this is the fantasyland which many investors live in today. Fortunately, the current delusion creates tremendous opportunities for the rational, disciplined, and patient contrarian investor.

CONVENTIONAL WISDOM

As the late Malcolm Forbes used to say, "Conventional wisdom seldom is". Once an idea or future event becomes widely accepted, it deserves to be challenged by contrary thinking.

A good example was the consensus view of the late 1980s and early 1990s that the U.S. had lost its competitiveness in the world economy. The popular media told us repeatedly that Japan was on the rise and America was in decline. Ravi Batra's THE GREAT DEPRESSION OF 1990 was a best seller. Several movies captured America's inferiority complex towards Japan. Portfolio managers raised cash, focused on takeovers, and sold growth stocks. Technology stocks became so depressed that many traded for little more than the cash on their balance sheets. The conventional wisdom was not only wrong, but the polar opposite view proved uncannily accurate.

Why is the majority so often so wrong, especially at major turning points? First, mass preparation for a future event prevents that event from occuring. If an industry is booming and expects the boom to continue, it adds capacity and attracts competition. When mutual fund managers anticipate a bear market, they raise cash, thus cushioning any downturn. Second, a crowd loses its ability to

                           LIGHTHOUSE CONTRARIAN FUND

reason. It gets carried away and extrapolates current trends to a level of absurdity. For example, Dell Computer has achieved near cult status due to flawless execution and market share gains. At its peak, Dell was valued at 13 times what we believe they could earn if they captured the entire global personal computer industry. This might be a reasonable valuation for the whole computer industry, a highly-competitive commodity business with no revenue growth. It is an outrageous price to pay for one company that hopes to capture 25% of that industry over the next five years.

For contrarians, opportunity is directly proportional to the amount of conventional wisdom. Today, this is at a level not seen since the period from 1980-82, the beginning of the great bull market for financial assets. In fact, it strikes us how the consensus view today is almost completely opposite.

             1980-1982                                               1998-1999
             ---------                                               ---------
Economy sick - rolling recessions                       Economy sound - long expansions

Inflation - double digit forever                        Inflation dead

Equities dead - market timing in vogue                  "Buy and hold" equities forever

Bonds yielding 14% - "instruments of confiscation"      Bonds yielding 5 1/2% - safe long term investments

Federal Reserve - doing terrible job                    Federal Reserve - doing terrific job

Gold at $800.00/oz. - important inflation hedge         Gold at $300.00/oz. - dead asset

Large companies - stodgy                                Large companies - world beaters

Small companies - best growth opportunities             Small companies - too illiquid

Commodities - scarce resources, inflation hedges        Commodities - abundant resources

Fringe element - survivalists planning Armageddon       Fringe element - "new economy" optimists

OPPORTUNITY #1: U.S. STOCK MARKET

The largest U.S. stock market indexes show all the signs of a classic speculative mania:

1. PARABOLIC RISE IN PRICES - The Dow Jones Industrials Average has climbed thirteen-fold since August 1982. This surpasses the greatest bull markets of the century. The 1921-29 bull saw Dow rise six times. The 1949-66 bull markets increased almost 11 times. Parabolic rises are driven not by fundamentals, but sheer momentum, and are never sustainable.

2. EXTREME VALUATIONS - The total U.S. stock market is valued at over 165% of GDP (about 180% if stock options are included). This compares to the 1929 peak of 81% and the 1968 peak of 78%. More recently, the 1989 Japanese bubble reached roughly 150% of GDP before dropping 65% over the next nine years. The S&P 500 trades at nearly 30 times earnings compared to an historic norm of 15 times. The technology-heavy NASDAQ trades at over 100 times earnings.

3. STRONG PUBLIC PARTICIPATION/SPECULATION - Ten years ago, with the Dow under 2500, individuals were net sellers of mutual funds. Today, they seem to be pouring their life savings into funds. Day trading, jumping on hot Internet initial public offerings, and chasing stock splits are all signs of intense speculation.

                           LIGHTHOUSE CONTRARIAN FUND

4. RATIONALIZATIONS FOR A CONTINUATION OF THE BOOM - In order for most investors to ignore the obvious risks of a mania, there must be a justification. The simpler, the better. Many believe in the existence of a "new economy", in which technology-driven productivity gains and an omniscient Fed will keep inflation at bay and the economy perking indefinitely. Others believe demographics favor financial assets for at least another ten years. Similar rationalizations were heard at other stock market tops, including the U.S. in 1929 and 1968, and Japan in 1989.

When this bubble bursts, the damage will be substantial. We believe we are well positioned to benefit with long term put options (LEAPs) on semiconductor stocks (Applied Material, Micron Technology, and Intel), banking stocks (Citigroup and BankAmerica), and the S&P 500.

OPPORTUNITY #2: SMALL CAP STOCKS VS. LARGE CAP STOCKS

As speculators have turned to large cap and Internet stocks, the rest of the market has been neglected. Last year, the difference between the S&P 500's 28.6% return and the small-cap Russell 2000 index's negative 2.6% return was the biggest on record.

Smaller companies are now as cheap as they have been, relative to large companies, in at least the past 40 years. One time-tested measure is the relative price-earnings ratio of the S&P 500 and the stocks held in the T. Rowe Price New Horizons Fund, the granddaddy of small cap funds. Normally, its faster growing small companies command a higher P/E than large caps. Yet, at the end of 1998, for just the third time in 38 years, the average P/E of the fund was at a discount (92% of the S&P's P/E), based on 12-month estimated earnings. The relative valuations today are the lowest in the fund's history.

We think that the Lighthouse Contrarian Fund is also a good proxy for the relative bargains in the small cap universe. The non-gold holdings in the Fund trade for about 15 times expected earnings with roughly 25% earnings growth. This compares to the S&P 500, which trades at 27 times expected earnings with only 7% earnings growth.

It is important to note that small caps have been cheaper on an ABSOLUTE basis. This is still a bubble and small cap stocks will likely go down with the rest of the market. The opportunity here is that small caps should fall LESS than the large cap and Internet stocks that are over-owned by portfolio managers and individual investors.

The Fund has a 70% position in mostly small and mid cap stocks. We also own put options on the Russell 2000 and S&P 500 which should help to cushion these stocks from a broad market decline.

OPPORTUNITY #3: GOLD

After enduring a 19 year bear market, gold is an asset on ly a contrarian could love. It is an insurance policy in a world where risk is being underestimated by most investors. Gold is also a store of value in a world that we believe has misplaced its faith in paper currencies.

We are well positioned with a 9% weighting in gold mining stocks, which are actually leveraged to the price of gold. While we cannot predict price movements, we estimate an increase from the current $2.85/oz. To $3.50/oz.
could result in a more than doubling of many gold mining stocks.

OPPORTUNITY #4: COMMODITIES

Commodity prices have dropped precipitously over the past three years due to over-capacity, weak demand from Asia and emerging markets, and a general lack of inflation fears. Prices, as measured by the CRB Index, hit 24-year lows earlier this year. In the past year alone, coffee is down 37%; sugar, 46%; natural gas, 23%; wheat, 25%; and steel, 43%. Out of 27 commodities we track, 21 are down over the past year.

Many commodities now sell below the cost of production, forcing producers to cut back on adding new capacity. Downward pressure on prices will abate as supply and demand come into balance. The Fund has roughly an 18% position in commodity-related stocks, primarily in the energy sector.

FINAL THOUGHTS

We have made a number of tactical changes since the end of 1998 to better position the Fund for the road ahead. Although it is still early, we are encouraged by recent results.

Thank you for your continued patience and support. We are highly confident that we will all be rewarded for staying true to our contrarian discipline during these extraordinary times. Please feel free to call us at 713-688-6881 if you have any questions concerning the investment decisions being made in your Fund.

Sincerely,

/s/ Lanny Barbee                                     /s/ Kevin P. Duffy

Lanny Barbee                                         Kevin P. Duffy
Portfolio Manager                                    Investment Strategist

SCHEDULE OF INVESTMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares      COMMON STOCKS: 82.6%                                  Market Value
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE EQUIPMENT: 1.9%
    18,000     BE Aerospace, Inc.*................................  $   265,500
                                                                    -----------

               CAPITAL GOODS:  0.4%
    10,000     3D Systems Corp.*..................................       63,750
                                                                    -----------

               CONSUMER GOODS - APPAREL: 8.8%
    10,000     Jones Apparel Group, Inc.*.........................      279,375
    18,000     Nautica Enterprises, Inc.*.........................      270,000
    19,000     Oshkosh B'Gosh, Inc., Class A......................      361,000
    10,000     Quiksilver, Inc.*..................................      339,375
                                                                    -----------
                                                                      1,249,750
                                                                    -----------

               CONSUMER GOODS - CONSUMER PRODUCTS: 1.5%
    13,000     Helen of Troy Ltd.*................................      181,188
     3,100     Polk Audio, Inc.*..................................       32,550
                                                                    -----------
                                                                        213,738
                                                                    -----------

               CONSUMER GOODS - RESTAURANTS: 0.5%
     8,000     Lone Star Steakhouse and Saloon, Inc.*.............       72,500
                                                                    -----------

               CONSUMER GOODS - RETAIL, APPAREL: 0.7%
    15,000     Paul Harris Stores, Inc.*..........................       97,500
                                                                    -----------

               CONSUMER GOODS - RETAIL, MAIL ORDER: 5.4%
    25,200     Lands' End, Inc.*..................................      763,875
                                                                    -----------

               CONSUMER GOODS - RETAIL, SPECIALTY: 6.9%
    15,000     Claire's Stores, Inc...............................      330,937
    32,000     Good Guys, Inc.*...................................      115,000
    36,000     REX Stores Corp.*..................................      463,500
     5,000     Toys "R" Us, Inc.*.................................       70,625
                                                                    -----------
                                                                        980,062
                                                                    -----------
               CONSUMER GOODS - TOBACCO: 2.9%
     4,400     Philip Morris Companies, Inc.......................      172,150
     9,000     RJR Nabisco Holdings Corp..........................      245,813
                                                                    -----------
                                                                        417,963
                                                                    -----------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
               DATA PROCESSING/MANAGEMENT: 1.3%
     8,500     Documentum, Inc.*..................................  $   181,688
                                                                    -----------

               ENERGY - OIL, SECONDARY: 12.0%
    14,000     Anadarko Petroleum Corp............................      385,000
    16,000     Barrett Resources Corp.*...........................      263,000
    40,000     Basin Exploration, Inc.*...........................      350,000
    13,000     Benton Oil and Gas Company*........................       39,812
    34,000     Nuevo Energy Company*..............................      238,000
    28,000     Plains Resources, Inc.*............................      259,000
    20,000     Pogo Producing Company.............................      185,000
                                                                    -----------
                                                                      1,719,812
                                                                    -----------
               ENERGY - SEISMIC: 0.6%
    27,000     Mitcham Industries, Inc.*..........................       89,437
                                                                    -----------

               FERTILIZERS: 1.6%
     4,000     Potash Corp........................................      226,750
                                                                    -----------

               FOOD: 0.9%
     3,500     Suiza Foods Corp...................................      129,500
                                                                    -----------

               HEALTH CARE - BIOTECHNOLOGY: 1.5%
    60,000     Xoma Corp.*........................................      210,000
                                                                    -----------

               HEALTH CARE - PHARMACEUTICALS: 4.3%
    28,000     ICN Pharmaceuticals, Inc...........................      612,500
                                                                    -----------

               HUMAN RESOURCES: 2.1%
     6,800     Labor Ready, Inc.*.................................      191,675
     6,600     Remedy Temp, Inc.*.................................      104,775
                                                                    -----------
                                                                        296,450
                                                                    -----------
               MEDICAL INSTRUMENTS: 2.0%
    11,500     Collagen Aesthetics, Inc...........................      128,656
     6,300     St. Jude Medical, Inc.*............................      158,288
                                                                    -----------
                                                                        286,944
                                                                    -----------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
               PRECIOUS METALS - GOLD MINING: 11.4%
    48,000     Barrick Gold Corp..................................  $   849,000
    25,000     Battle Mountain Gold Company*......................       84,375
    34,000     Newmont Mining Corp................................      586,500
    10,000     Placer Dorne, Inc..................................      109,375
                                                                    -----------
                                                                      1,629,250
                                                                    -----------

               REAL ESTATE INVESTMENT: 1.2%
     6,500     Public Storage, Inc................................      165,750
                                                                    -----------

               RETIREMENT/AGED CARE: 1.4%
     9,000     CareMatrix Corp......................................    198,000
                                                                    -----------

               TECHNOLOGY - SEMICONDUCTORS: 1.0%
     2,700     SDL, Inc.*...........................................    147,150
                                                                    -----------

               TECHNOLOGY - SOFTWARE: 7.4%
    30,000     Informix Corp.*......................................    262,500
    26,000     Progress Software Corp.*.............................    799,500
                                                                    -----------
                                                                      1,062,000
                                                                    -----------

               TELECOMMUNICATIONS EQUIPMENT: 1.2%
    20,000     Premisys Communications, Inc.*.......................    165,000
                                                                    -----------

               TRANSPORTATION - TRUCK: 3.6%
    22,200     American Freightways Corp.*..........................    346,181
     4,000     CNF Transportation, Inc..............................    169,000
                                                                    -----------
                                                                        515,181
                                                                    -----------

               Total Common Stocks (cost $12,251,463)............... 11,760,050
                                                                    -----------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
Principal
 Amount        REPURCHASE AGREEMENT: 7.8%                           Market Value
--------------------------------------------------------------------------------
$1,107,000     Firstar Bank Repurchase Agreement, 3.5%, dated
               2/26/1999, due 3/1/1999, collateralized by
               $1,145,000 GNMA, 7.0%, due 3/20/2024 (proceeds
               $1,107,323) (cost $1,107,000)......................  $ 1,107,000
                                                                    -----------

               Total Investment in Securities (cost $13,380,657+):
                 90.3%............................................   12,867,050
                                                                    -----------

               LONG EQUITY OPTIONS: 1.1%
--------------------------------------------------------------------------------

Contracts      Common Stocks / Expiration Date / Exercise Price
---------      ------------------------------------------------

    60         Applied Materials, Inc. / January 40 Puts..........       22,125
    20         BankAmerica Corp. / January 75 Puts................       28,875
    30         CitiCorp / January 65 Puts.........................       33,000
    25         Intel Corp. / January 110 Puts.....................       31,875
    70         Micron Technology, Inc. / January 40 Puts..........       36,313
                                                                    -----------
               Total Long Equity Options (cost $144,366)..........      152,188
                                                                    -----------

               LONG INDEX OPTIONS: 9.3%
--------------------------------------------------------------------------------
Contracts      Index / Expiration Date / Exercise Price
---------      ----------------------------------------

    46         Russell 2000 Index / March 440 Puts................      213,325
    99         Russell 2000 Index / June 440 Puts.................      473,962
    75         S&P 500 Index / June 1250 Puts.....................      533,438
   240         S&P 500 Index LEAP / December 105 Puts.............      112,500
                                                                    -----------

               Total Long Index Options (cost $1,657,600).........    1,333,225
                                                                    -----------

               Total Put Options Purchased (cost $1,801,966):
               10.4%..............................................    1,485,413
               Liabilities in excess of Other Assets: (0.7%)......     (100,744)
                                                                    -----------
               TOTAL NET ASSETS: 100.0% ..........................  $14,251,719
                                                                    ===========

*Non-income producing security.

+At February 28, 1999, the cost of the investments for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of investments were as follows:

     Gross unrealized appreciation .....................       $ 2,514,843
     Gross unrealized depreciation .....................        (3,345,003)
                                                               -----------
           Net unrealized depreciation .................       $  (830,160)
                                                               ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $13,380,657) ........  $ 12,867,050
  Cash ..........................................................         6,416
  Put options purchased (cost $1,801,966) .......................     1,485,413
  Receivables:
    Investment securities sold ..................................        13,247
    Dividends and interest ......................................         2,671
    Fund shares sold ............................................         2,073
  Deferred organization costs ...................................        10,608
  Other assets ..................................................        28,636
                                                                   ------------
      Total assets ..............................................    14,416,114
                                                                   ------------

LIABILITIES
  Payables:
    Advisory fees ...............................................         7,479
    Administration fee ..........................................         2,076
    Distribution fees ...........................................        19,230
    Fund shares redeemed ........................................        25,931
    Investment securities purchased .............................        93,070
  Accrued expenses ..............................................        16,609
                                                                   ------------
      Total liabilities .........................................       164,395
                                                                   ------------

NET ASSETS ......................................................  $ 14,251,719
                                                                   ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($14,251,719/1,427,468 shares outstanding;
  unlimited number of shares authorized without par value) ......  $       9.98
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................  $ 21,473,464
  Accumulated net investment loss ...............................       (34,092)
  Accumulated net realized loss on investments ..................    (6,357,493)
  Net unrealized depreciation on investments ....................      (830,160)
                                                                   ------------
       Net assets ...............................................  $ 14,251,719
                                                                   ============

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest ....................................................   $   168,977
    Dividends ...................................................        61,919
                                                                    -----------
        Total income ............................................       230,896
                                                                    -----------

  Expenses
    Advisory fees ...............................................       119,716
    Distribution fees ...........................................        23,943
    Administration fee ..........................................        14,950
    Registration fees ...........................................        12,424
    Fund accounting fees ........................................        11,847
    Transfer agent fees .........................................         7,931
    Audit fee ...................................................         7,687
    Custody fees ................................................         6,215
    Reports to shareholders .....................................         4,209
    Legal fees ..................................................         3,367
    Amortization of deferred organization costs .................         3,316
    Miscellaneous ...............................................         3,043
    Trustee fees ................................................         3,005
    Insurance fee ...............................................         1,140
                                                                    -----------
      Total expenses ............................................       222,793
      Less: expenses reimbursed .................................       (31,249)
      Add: dividends paid on short sales ........................        17,210
                                                                    -----------
      Net expenses ..............................................       208,754
                                                                    -----------
        NET INVESTMENT INCOME ...................................        22,142
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss from security transactions ................    (3,458,581)
    Net realized loss from short sale transactions ..............      (329,476)
    Net realized loss on put options purchased ..................      (626,516)
    Net change in unrealized depreciation on investments ........     2,977,251
                                                                    -----------
      Net realized and unrealized loss on investments ...........    (1,437,322)
                                                                    -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $(1,415,180)
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------
                                                                 Six Months             Year
                                                                    Ended               Ended
                                                             February 28, 1999#    August 31, 1998
                                                             ------------------    ---------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................      $     22,142       $     23,913
   Net realized (loss) gain from security transactions ...        (3,458,581)         2,686,781
   Net realized loss from short sale transactions ........          (329,476)        (2,992,648)
   Net realized loss on put options purchased ............          (626,516)        (1,378,054)
   Net change in unrealized depreciation on investments ..         2,977,251         (7,371,821)
                                                                ------------       ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (1,415,180)        (9,031,829)
                                                                ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................           (16,726)        (1,274,545)
                                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
   Net (decrease)  increase in net assets derived from net
     change in outstanding shares (a) ....................        (6,059,566)         1,585,523
                                                                ------------       ------------
      TOTAL DECREASE IN NET ASSETS .......................        (7,491,472)        (8,720,851)


NET ASSETS
   Beginning of  period ..................................        21,743,191         30,464,042
                                                                ------------       ------------
END OF PERIOD ............................................      $ 14,251,719       $ 21,743,191
                                                                ============       ============

(a) A summary of capital shares transactions is as follows:

                                                       Six Months                   Year
                                                         Ended                      Ended
                                                   February 28, 1999#          August 31, 1998
                                                ------------------------   -----------------------
                                                 Shares        Value        Shares        Value
                                                 ------        -----        ------        -----
Shares sold .................................     67,586    $   724,141     505,849    $ 7,844,256
Shares issued in reinvestment of distribution      1,589         16,385      81,339      1,271,330
Shares redeemed .............................   (644,834)    (6,800,092)   (516,994)    (7,530,063)
                                                --------    -----------      ------    -----------
Net (decrease) increase .....................   (575,659)   $(6,059,566)     70,194    $ 1,585,523
                                                ========    ===========      ======    ===========

#Unaudited.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------------------------------------
                                                Six Months        Year Ended August 31,    September 29, 1995*
                                                   Ended        -----------------------          through
                                            February 28, 1999#    1998             1997      August 31, 1996
                                            ------------------    ----             ----      ---------------
Net asset value, beginning of period........      $10.85         $15.76           $13.57         $12.00
                                                  ------         ------           ------         ------

Income from investment operations:
      Net investment income (loss)..........        0.01           0.01             0.05          (0.09)
      Net realized and unrealized (loss)
         gain on investments................       (0.87)         (4.31)            2.41           1.72
                                                  ------         ------           ------         ------
Total from investment operations............       (0.86)         (4.30)            2.46           1.63
                                                  ------         ------           ------         ------
Less distributions:
      From investment income................       (0.01)         (0.61)           (0.27)         (0.06)
                                                  ------         ------           ------         ------
Net asset value, end of period..............      $ 9.98         $10.85           $15.76         $13.57
                                                  ======         ======           ======         ======

Total return................................       (7.93)%       (28.46)%          18.22%         13.67%

Ratios/supplemental data:

Net assets, end of period (millions)........      $ 14.3         $ 21.7           $ 30.5         $ 14.0

Ratio of expenses to average net assets:
      Before expense reimbursement..........        2.51%+         2.13%            2.24%          2.95%+
      After expense reimbursement...........        2.18%+         2.00%            2.00%          2.00%+

Ratio of net investment income (loss) to
  average net assets:
      Before expense reimbursement..........       (0.10)%+       (0.06)%          (0.13)%        (2.14)%+
      After expense reimbursement...........        0.23%+         0.08%            0.11%         (1.19)%+

Portfolio turnover rate.....................       61.63%         44.09%           21.94%         20.56%

#Unaudited.

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended February 28, 1999, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the six months ended February 28, 1999, the Fund incurred $119,716 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the six months ended February 28, 1999, the Advisor reimbursed the Fund in the amount of $31,249. The Fund may reimburse its Advisor, pursuant to this agreement, in later years in which operating expenses for the portfolio are less than the applicable percentage limitation, set forth previously for any such year. As of February 28, 1999, the cumulative expense reimbursement from the Advisor to the Fund is $191,629.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million       $30,000
      $15 to $50 million      0.20% of average daily net assets
      $50 to $100 million     0.15% of average daily net assets
      $100 to $150  million   0.10% of average daily net assets
      Over $150 million       0.05% of average daily net assets.

     For the six months ended February 28, 1999, the Fund incurred $14,950 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1, under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Plan allows that approved excess distribution costs can be resubmitted by the Distribution Coordinator in the future years, up to a maximum of three subsequent fiscal years following initial submission. No such excess costs were incurred during the current period ended. The Fund paid $23,943 in distribution costs to the Advisor as the appointed Distribution Coordinator for the six months ended February 28, 1999.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 1999, the cost of purchases and the proceeds from sales of securities, other than short-term investments, were $13,795,162 and $10,940,137, respectively.

     Purchased options transactions during the six months ended February 28, 1999 are summarized as follows:

                                                           Put Options Purchased
                                                           ---------------------
     Options outstanding, beginning of period ..............   $ 1,072,887
     Options purchased .....................................     2,312,301
     Options closed ........................................    (1,230,380)
     Options exercised .....................................            --
     Options expired .......................................      (352,843)
                                                               -----------
     Options outstanding at February 28, 1999 ..............     1,801,965
     Unrealized depreciation at February 28, 1999 ..........      (316,552)
                                                               -----------
     Market value of options at February 28, 1999 ..........   $ 1,485,413
                                                               ===========

     Average fair market value of options for the
       six months ended February 28, 1999 ..................   $ 2,011,982
                                                               ===========


     Net trading losses on options for the  six months
       ended February 28, 1999 .............................   $  (626,516)
                                                               ===========

                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                               FIRSTAR BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                                ERNST & YOUNG LLP
                      725 South Figueroa Street, 6th Floor
                          Los Angeles, California 90071

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

  Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.